SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)

               Delaware                    0-23827                 02-0513618
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        (State or other juris-           (Commission              (IRS Employer
       diction of incorporation         File Number)         Identification No.)


            Rt 101A, 730 Milford Road                               03054
                    Merrimack, NH
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    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (603) 423-2000

                                       N/A
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          (Former name or former address, if changed since last report)




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On January 29, 2004, PC Connection, Inc. filed a Current Report on Form 8-K (the
"Original Form 8-K") to report a press release announcing its annual earnings for its 2003 fiscal year. The press release, which was attached to Original Form 8-K as an exhibit, contained a typographical error. Accordingly, PC Connection, Inc. is filing this Form 8-K/A to correct this oversight.



Item 12.  Disclosure of Results of Operations and Financial Condition.

     On January 29, 2004, PC Connection, Inc. announced its financial results for the fiscal year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

     The information in this Form 8-K/A and in the Original Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 30, 2004              PC CONNECTION, INC.

                                     By:  /s/ MARK A. GAVIN
                                          --------------------------------------
                                          Mark A. Gavin
                                          Senior Vice President of Finance and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                       Description
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99.1                              Press release dated January 29, 2004